Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Richard L. Carrión
Richard L. Carrión

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Melanie L. Healey
Melanie L. Healey

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ M. Frances Keeth
M. Frances Keeth

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Karl-Ludwig Kley
Karl-Ludwig Kley

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Lowell C. McAdam
Lowell C. McAdam

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Rodney E. Slater
Rodney E. Slater

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Gregory D. Wasson
Gregory D. Wasson

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Gregory G. Weaver
Gregory G. Weaver

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Scott Krohn and Anthony T. Skiadas, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Matthew D. Ellis
Matthew D. Ellis

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to $106,104,000 aggregate principal amount of its outstanding 6.800% notes due 2029 for a like principal amount of its 6.800% notes due 2029 that have been registered under the Securities Act and up to $122,499,000 aggregate principal amount of its outstanding 7.875% notes due 2032 for a like principal amount of its 7.875% notes due 2032 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Scott Krohn, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of March, 2018.

/s/ Anthony T. Skiadas
Anthony T. Skiadas